UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 18, 2021

Frontier Communications Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-11001	06-0619596
(Commission File Number)	(IRS Employer Identification No.)

401 Merritt 7, Norwalk, Connecticut	06851
(Address of principal executive offices)	(Zip Code)

(203) 614-5600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 16, 2021, the Board of Directors (the “Board”) of Frontier Communications Corporation (the “Company”) appointed Nick Jeffery to serve as Chief Executive Officer of the Company effective as of March 4, 2021, following a brief transition period commencing February 22, 2021. Mr. Jeffery will be appointed as a member of the Board upon the Company’s emergence from Chapter 11 bankruptcy. The terms of Mr. Jeffery’s employment agreement and related matters are set forth in the Company’s Current Report on Form 8-K filed on December 15, 2020.

Mr. Jeffery will succeed Bernard L. Han, who will step down as President and Chief Executive Officer on March 4, 2021.  On February 18, 2021, the Company entered into a Transition Agreement with Mr. Han pursuant to which Mr. Han (a) will step down as President and Chief Executive Officer on the date on which Nick Jeffrey commences employment as President and Chief Executive Officer of the Company, (b) will continue to provide transition services as a Senior Advisor and serve as a member of our Board of Directors through the date of the Company’s emergence from Chapter 11 bankruptcy and (c) will generally receive separation payments and benefits consistent with those payable upon a qualifying termination of employment under the Employment Agreement, dated December 3, 2019, by and between the Company and Mr. Han (which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 3, 2019), except that Mr. Han’s pro rata incentive compensation payment for the year of separation will be determined based on target performance. In addition, upon his separation from service, Mr. Han will also be entitled to a lump sum cash payment representing the deferred portion of his performance-based incentive plan awards for 2020.

The foregoing description of the Transition Agreement is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Transition Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

As previously disclosed, on April 14, 2020,  the Company and all of its direct and indirect subsidiaries (collectively, the “Debtors” and, as they may be reorganized, the “Reorganized Debtors”) filed voluntary petitions under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

On February 18, 2021, the Company filed a notice with the Bankruptcy Court with respect to the entry into and execution of an executive chairman agreement with John Stratton, which provides that Mr. Stratton will become executive chairman of the Reorganized Debtors, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. This Current Report (including exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

The information being furnished under this Item 7.01, including Exhibit 99.1, of this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1	Transition Agreement, dated February 18, 2021, between the Company and Bernard L. Han.
99.1	Notice filed with the Bankruptcy Court, dated February 18, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS CORPORATION

Date: February 18, 2021	By:	/s/ Mark D. Nielsen
Mark D. Nielsen
Executive Vice President, Chief Legal Officer and Chief Transaction Officer